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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-111509 and 333-112571) of Open Solutions Inc. of our report dated February 24, 2004 relating to the consolidated financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 29, 2004